Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

2nd AMENDMENT

to the

SUPPLY AND PACKAGING SERVICES AGREEMENT

Dated December 30, 2020

This second amendment (“Second Amendment”) is retroactively made effective as of 23rd March, 2026 (the “Second Amendment Effective Date”), by and between:

Sandoz GmbH, a limited liability company organized under the laws of Austria, registered with the commercial register of the district court (Landesgericht) Innsbruck under FN 50587v, having its registered office at Biochemiestrasse 10, 6250 Kundl, Austria (“Supplier”), and

Phathom Pharmaceuticals, Inc., a corporation organized under the laws of Delaware, DE file number 6701876, having its principal place of business at 2150 E. Lake Cook Road, Suite 800, Buffalo Grove, IL 60089, USA (“Customer”).

Supplier and Customer are each referred to herein as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Supply and Packaging Services Agreement dated December 30, 2020, which the Parties amended by the First Amendment effective as of 04 December 2021 (the “Agreement”); and

WHEREAS, the Parties wish to amend certain terms of the Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

1.
Price Adjustment for Calendar Year 2026

Notwithstanding Section 6.2 of the Agreement, the Parties hereby agree that, with respect to all Orders with requested delivery dates in calendar year [***], irrespective of (i) the date of issuance of such Order, and (ii) whether the quantities set forth in such Order have already been shipped, partially shipped or are yet to be shipped, the Prices shall be increased by [***] versus the Prices listed in Annex 6, and that such price-increase constitutes the maximum possible price increase for the calendar year [***].

(b)
The Price per pack shall be amended as follows:
-
DualPak: from [***] to [***].
-
TriplePak: from [***] to [***].

Except as expressly set forth in this Section 1, all other provisions of Section 6 of the Agreement shall remain unchanged.

2.
Minimum Purchase Quantity for Calendar Year 2026

The Parties hereby agree that for the calendar year 2026, the Minimum Purchase Quantity shall be [***] packs cumulatively, i.e. calculated on the combined volume of both Final Products.

The sentence under the table in Section 5.7 of the Agreement shall be amended to read in its entirety as follows: “The Minimum Purchase Quantities for calendar years after 2026 shall be mutually agreed by the Parties at least [***] prior to the end of the immediately preceding calendar year (by way of example, for the calendar year 2027 the Minimum Purchase Quantities shall be agreed no later than by [***]). In case the Parties fail to reach an agreement by such date, each Party may terminate this Agreement on twenty four (24) months prior written notice.”

For the avoidance of doubt, except as expressly set forth in this Second Amendment, nothing herein shall be deemed to otherwise modify or affect the Parties’ respective rights and obligations under Section 5.7 of the Agreement. The agreement of the Parties as to the terms which will satisfy in full Customer’s obligation under Section

5.7 of the Agreement for Launch Year 2 is set forth in Section 3 of this Second Amendment.

3.
Take-or-Pay Obligation for Calendar Year 2025

As a condition to Supplier’s agreement to enter into this Second Amendment, Customer agrees to satisfy its take-or-pay payment obligation under Section 5.7 of the Agreement for Launch Year 2 by paying Supplier the total amount of [***]. The payment shall be made in accordance with Section 6.4 of the Agreement.

The Parties acknowledge and agree that the foregoing amount is accepted as a final settlement of the amounts due by Customer with respect to the take-or-pay obligation for the Minimum Purchase Quantity for Launch Year 2 under Section 5.7 of the Agreement. The Parties further acknowledge and agree that Customer’s obligations under Section 5.7 with respect to the Minimum Purchase Quantity obligation for Launch Year 1 have been previously satisfied by Customer.

4.
No Further Amendments

Except as expressly amended by this Second Amendment, the Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between this Second Amendment and the Agreement, the terms of this Second Amendment shall prevail.

5.
Governing Law & Jurisdiction

This Second Amendment shall be governed by and construed in accordance with Section 14.1 of the Agreement. The Jurisdiction clause of Section 14.2 applies also to this Second Amendment.

6.
Counterparts

This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Sandoz GmbH Phathom Pharmaceuticals, Inc.

By: /s/Markus Rupprechter By: /s/Steven Basta

Name: Markus Rupprechter Name: Steven Basta

Title: Head of Operations AI & B2B Title: CEO

Date: 31-Mar-2026 Date: 30-Mar-2026

Sandoz GmbH Phathom Pharmaceuticals, Inc.

By: /s/Yeliz Uncu By: /s/Jay Buchanan

Name: Yeliz Uncu Name: Jay Buchanan

Title: Sales Director B2B, FDF NA Title: SVP Manufacturing & Supply Chain

Date: 30-Mar-2026 Date: 27-Mar-2026